MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND (THE “TRUST”) DATED MAY 1, 2003, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2002 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:

•	MML MONEY MARKET FUND

•	MML INFLATION-PROTECTED BOND FUND

•	MML MANAGED BOND FUND

•	MML BLEND FUND

•	MML EQUITY FUND

•	MML LARGE CAP VALUE FUND

•	MML EQUITY INDEX FUND

•	MML ENHANCED INDEX CORE EQUITY FUND

•	MML GROWTH EQUITY FUND

•	MML OTC 100 FUND

•	MML SMALL CAP EQUITY FUND

•	MML SMALL COMPANY OPPORTUNITIES FUND

•	MML SMALL CAP GROWTH EQUITY FUND

•	MML EMERGING GROWTH FUND

DATED MAY 1, 2003, REVISED AS OF MAY 12, 2003

I.    GENERAL INFORMATION

MML Series Investment Fund (“MML Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information provides information regarding the following eleven diversified investment portfolios: MML Money Market Fund (“MML Money Market”); MML Inflation-Protected Bond Fund (“MML Inflation-Protected Bond”); MML Managed Bond Fund (“MML Managed Bond”); MML Blend Fund (“MML Blend”); MML Equity Fund (“MML Equity”); MML Large Cap Value Fund (“MML Large Cap Value”); MML Enhanced Index Core Equity Fund (“MML Enhanced Index Core Equity”); MML Small Cap Equity Fund (“MML Small Cap Equity”); MML Growth Equity Fund (“MML Growth Equity”); MML Small Cap Growth Equity Fund (“MML Small Cap Growth Equity”); and MML Emerging Growth Fund (“MML Emerging Growth”); and three non-diversified investment portfolios, MML Small Company Opportunities Fund (“MML Small Company Opportunities”); MML Equity Index Fund (“MML Equity Index”) and MML OTC 100 Fund (“MML OTC 100”) (collectively, the “Funds” of MML Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the “Declaration of Trust”). MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which David L. Babson & Company Inc. (“Babson”) manages the investment of the assets of MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, a portion of the assets of MML Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities, MML Small Cap Equity and MML Blend; Northern Trust Investments, Inc. (“Northern Trust”) manages the investment of the assets of MML Equity Index and MML OTC 100; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Growth Equity; Davis Selected Advisers, L.P. (“Davis”) manages the investment of the assets of MML Large Cap Value; and RS Investment Management, L.P. (“RS”) manages the investment of the assets of MML Emerging Growth. MassMutual has an investment sub-advisory agreement with each of Wellington Management Company, LLP (“Wellington Management”) and Waddell & Reed Investment Management Company (“Waddell & Reed”) whereby each has agreed to manage a portion of the investments of MML Small Cap Growth Equity. MassMutual has an investment sub-advisory agreement with Alliance Capital Management L.P. (“Alliance Capital”) whereby Alliance Capital has agreed to manage a portion of the assets of MML Equity. MassMutual, Babson, Northern Trust, MFS, Davis, RS, Wellington Management, Waddell & Reed and Alliance Capital are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.

II.    INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS

Each Fund has a distinct investment objective that it pursues through its investment policies. The following information supplements and should be read in conjunction with the discussion of the Funds’ investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of any Fund means the lesser of (1) 67% of such Fund’s outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund’s outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of

MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the Adviser’s or any investment sub-adviser’s ability to assess changes in business and economic conditions.

In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.

A.    MML Equity

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity type securities such as preferred stocks, securities convertible into common stock and warrants. Investments are made in securities of companies which, in the opinion of Babson and Alliance Capital’s Bernstein Investment Research and Management unit (“Bernstein”), are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer’s historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund’s portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor’s 500 Composite Stock Price Index. Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson or Bernstein, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. The Fund may also, however, invest in non-dividend paying stocks.

Alliance Capital, through the investment professionals of Bernstein, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased.

B.    MML Managed Bond

It is a non-fundamental policy of MML Managed Bond to invest all of its assets in investment grade, publicly traded, fixed-income securities.

Except when invested for defensive purposes, at least 80% of assets (net assets plus the amount of any borrowings for investment purposes), will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody’s (Aaa, Aa, A or Baa) or, if unrated, which are judged by the Fund’s investment sub-adviser to be of equivalent quality to securities so rated. For these purposes, a rating of BBB by S&P includes a security that has been rated BBB- by S&P, and a security rated Baa by Moody’s includes a security that has been rated Baa3 by

Moody’s. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher rated investment grade securities.

While MML Managed Bond has no current expectation to invest in non-investment grade securities, the Fund may invest up to twenty percent (20%) of its assets in non-investment grade debt instruments and preferred stocks. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest. These instruments generally reflect a greater possibility of an adverse change in financial conditions that would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

In implementing these policies, MML Managed Bond may invest in (1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond’s assets being invested in such securities, and (2) securities of foreign issuers, provided, however, MML Managed Bond may invest not more than 10% of its assets in such securities, except as provided in (1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Babson intends for the Fund’s duration to match up (within 10%) of the duration of the Lehman Brothers Aggregate Bond Index. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

C.    MML Blend

Each market segment of MML Blend has its own specific investment objective. Within the Equity Segment, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from capital appreciation. Within the Bond Segment, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Segment, MML Blend will attempt to achieve high current income, the preservation of capital and liquidity.

The Equity Segment generally invests in equity-type securities included in the Fund’s benchmark equity index. The Bond Segment generally invests in the types of bonds and other debt securities described in the Prospectus and in the above discussion of MML Managed Bond with maturities usually exceeding one year. The Bond Segment may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend’s total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities.

The Money Market Segment invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:

(a)	U.S. Treasury Bills and other U.S. Government securities;

(b)	obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada (such obligations may not exceed 25% of MML Blend’s total assets);

(c)	commercial paper, including variable amount master notes, issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the two highest grades as determined by Moody’s (P-I or P-2) or S&P (A-l or A-2);

(d)	publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); or

(e)	securities of foreign issuers, provided that such securities of foreign issuers not be more than 10% of the segment’s total assets.

D.    MML Equity Index and MML OTC 100

MML Equity Index attempts to replicate the investment results of the Standard & Poor’s 500 Composite Stock Price Index (the “Index”), which is composed of 500 selected large capitalization common stocks. Standard & Poor’s (“S&P”) has an Index Committee that is responsible for the overall management of the Index. The Index Committee looks at a company’s market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

MML OTC 100 attempts to replicate the investment results of the NASDAQ 100 Index®, which is comprised of the 100 largest non-financial companies traded over the counter. The Funds attempt to be fully invested at all times in the stocks that comprise the relevant Index and in stock index futures as described below and, in any event, in the normal course of management, at least 80% of each Fund’s assets will be so invested. Furthermore, while the Funds generally intend to invest in every stock included in the relevant Index, there may be circumstances when the Funds are not invested in every such stock, as described below. Inclusion of a stock in the Index in no way implies an opinion by S&P or The Nasdaq Stock Market, Inc. (“Nasdaq”) together with its affiliates, as to its attractiveness as an investment. The Funds use the indices as their standard performance comparisons. An investment in the Funds involves risks similar to those of investing in common stocks.

The weightings of stocks in the Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. Northern Trust generally selects stocks for each Fund’s portfolios in the order of their weightings in the relevant Index beginning with the heaviest weighted stocks. With respect to each Fund’s assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The investment sub-adviser uses a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in a Fund’s portfolio because of changes in the composition of the relevant Index, but such changes should be infrequent.

Optimization.    MML Equity Index may not hold every one of the stocks in the S&P 500 Index® and MML OTC 100 may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for MML OTC 100 when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Northern Trust, the Funds’ investment sub-adviser, believes that the indexing approach described above is an effective method of substantially replicating Index performance. Northern Trust expects, but cannot guarantee, that there will be a close correlation between the Fund’s performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least .98, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund’s net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares.

Each Fund’s ability to replicate the performance of the relevant Index also depends to some extent on the size of the Fund’s portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made in an effort to maintain the similarity of the Fund’s portfolio to the Index to the maximum practicable extent.

MML EQUITY INDEX IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCES OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MML OTC 100 IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NASDAQ. NASDAQ HAS NOT PASSED ON THE LEGALITY OR SUITABILITY OF, OR THE ACCURACY OR ADEQUACY OF DESCRIPTIONS AND DISCLOSURES RELATING TO, THE FUND CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY, OR THE ABILITY OF THE NASDAQ 100 INDEX® TO TRACK GENERAL STOCK MARKET PERFORMANCE. NASDAQ’S ONLY RELATIONSHIP TO THE

FUND IS IN THE LICENSING OF THE NASDAQ 100®, NASDAQ 100 INDEX®, AND NASDAQ® TRADEMARKS OR SERVICE MARKS, AND CERTAIN TRADE NAMES OF NASDAQ AND THE USE OF THE NASDAQ 100 INDEX®. THE NASDAQ 100 INDEX® IS DETERMINED, COMPOSED AND CALCULATED BY NASDAQ WITHOUT REGARD TO THE FUND. NASDAQ HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE NASDAQ 100 INDEX®. NASDAQ IS NOT RESPONSIBLE AND HAS NO LIABILITY FOR, AND HAS NOT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE NET ASSET VALUE OF THE FUND’S SHARES OR IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND’S SHARES.

NASDAQ DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE NASDAQ 100® INDEX OR OF THE DATA USED TO CALCULATE THE INDEX OR DETERMINE THE INDEX COMPONENTS, OR THE UNINTERRUPTED OR UNDELAYED CALCULATION OR DISSEMINATION OF THE INDEX. NASDAQ DOES NOT GUARANTEE THAT THE INDEX ACCURATELY REFLECTS PAST, PRESENT, OR FUTURE MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR ANY MANIPULATION OR ATTEMPTED MANIPULATION OF THE INDEX BY MEMBERS OF THE NASD. NASDAQ IS FREE TO PICK AND ALTER THE COMPONENTS AND METHOD OF CALCULATION WITHOUT CONSIDERATION OF THE FUND OR THE CONSENT OF THE ADVISER OR INVESTMENT SUB-ADVISER. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND’S SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

E.    MML Small Cap Equity

The Fund’s current nonfundamental investment policy is to normally invest at least 80% of the Fund’s assets in publicly traded stocks of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index, the Fund’s benchmark. However, the Fund will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. Consequently, during periods of equity market strength, a substantial portion of the Fund’s portfolio may consist of securities issued by companies with a market capitalization in excess of the upper range of the Russell 2000 Index. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Index. While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund’s shares are suitable only for those investors who are in a financial position to assume such risk.

The Fund utilizes a value-oriented strategy in making investment decisions. As such, investments are made in securities of companies that, in the opinion of Babson, are of high quality or possess a unique product, market position or operating characteristics which result in above-average levels of profitability or superior growth potential and are attractively valued in the marketplace. Traditional fundamental research techniques are employed to determine investment quality and growth potential, emphasizing each issuer’s historic financial performance, balance sheet strength, management capability and competitive position. Valuation parameters are examined to determine the attractiveness of individual securities. Consideration also is given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise.

F.    Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

G.    Derivatives

Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts or as otherwise discussed below. The following is a discussion of the Funds’ authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as “Derivatives”).

The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund’s portfolio (collectively “Derivatives Transactions”). MML Equity, MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of the MML Blend Fund and MML OTC 100 may invest in Derivatives in anticipation of taking a market position when, in the opinion of the Funds’ investment sub-adviser, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specially focused way for the Fund to invest than “traditional” securities would.

1.  Forward Contracts—Each Fund may purchase or sell securities on a “when issued,” delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

While MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth and MML Small Cap Growth Equity may also enter into forward contracts with the initial intention of acquiring securities for their portfolio, each of these Funds may dispose of a commitment prior to settlement if the Funds investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Funds could buy call or put options to “cover” the forward contracts. The Funds will not enter into a forward contract if as a result more than 25% of that Fund’s total assets would be held in a segregated account covering such contracts.

2.  Currency Transactions and Swaps—MML Equity, MML Money Market, MML Inflation-Protected Bond, MML Managed Bond and MML Blend may invest in debt securities of foreign issuers that are not denominated in U.S. dollars. In such cases, these Funds will enter into currency transactions either to hedge the foreign currency risks or to effectively convert the debt security to U.S. dollars.

MML Inflation-Protected Bond, MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth and MML Small Cap Growth Equity may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations to U.S. dollar-denominated investments. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s investment sub-adviser.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in or exposed to that currency. For example, if MML Inflation-Protected Bond, MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth or MML Small Cap Growth Equity believe that a foreign currency may suffer a substantial decline against the U.S. dollar, that Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. These Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which these Funds have or in which the Funds expect to have portfolio exposure.

None of MML Inflation-Protected Bond, MML Large Cap Value, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth or MML Small Cap Growth Equity will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or exposed to or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Small Company Opportunities, MML Emerging Growth and MML Small Cap Growth Equity may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in or exposed to linked currencies. For example, if a Fund’s investment sub-adviser considers that the Austrian schilling is linked to the German Deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Fund’s investment sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Fund’s investment sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Funds are engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

3.  Interest Rate Swap Agreements—Swap Agreements—An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by an investment sub-adviser on behalf of a Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. A Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

MML Large Cap Value, MML Enhanced Index Core Equity, MML Growth Equity, MML Small Cap Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may also engage in other types of swap transactions, including, but not limited to, floors and collars and options on interest rate swaps.

4. Futures—The Funds may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.

While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes the gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, a Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its futures obligations. A Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of “initial margin” consisting of cash or U.S. Treasury bills currently equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market”.

To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

Options on Futures Contracts:    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

Combined Positions:    MML Equity, MML Enhanced Index Core Equity, MML Large Cap Value, MML Growth Equity, MML Small Cap Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

5.    Call and Put Options

Call Options give the holder the right to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, a Fund receives a premium, that may be an additional source of income for the Fund, for agreeing to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

Each Fund may write call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Put Options give the holder the right to sell the underlying securities to a Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are “covered” by a Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid, high quality debt securities. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

6.  Options on Indexes—MML Large Cap Value, MML Growth Equity, MML Emerging Growth, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Small Company Opportunities and MML Small Cap Growth Equity may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

7.  Exchange Traded and Over-the-Counter Options—All options purchased or sold by MML Inflation-Protected Bond, MML Large Cap Value, MML Growth Equity, MML Emerging Growth, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Small Company Opportunities and MML Small Cap Growth Equity will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter options) that meet creditworthiness standards approved by the Funds’ Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of over-the-counter options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an over-the-counter option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written over-the-counter options as liquid. In these cases, the over-the-counter option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

8.  Interest Rate Caps—The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Funds’ Board of Trustees, a Fund selling caps and floors would maintain, in a segregated account, cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

9.  Other Derivatives—The Funds may use other derivatives that are or become appropriate in the context of each Fund’s investment objectives and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.

Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust’s current non-fundamental policies are:

1.  a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts;

2.  a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

3.  a Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options;

4.  a Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts; and

5.  a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

Segregated Accounts—If a Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government securities and other liquid, high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high quality liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund’s commitments. At the time of entering into a forward contract, the segregated account covering such forward contracts shall not exceed 25% of the Fund’s assets. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund’s other assets. A Fund may realize short-term gains or losses upon the sale of forward contracts.

Risks in Using Derivatives—There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. Risks inherent in the use of futures, options, forward contracts, and swaps include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	futures contracts and options can be highly volatile;

•	the writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

•	forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds’ other assets.

H.    Other Investment Practices

1.  Repurchase Agreements—MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Equity Index, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML OTC 100, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may enter into repurchase agreements. While it is the current expectation that not more than 5% of each such Fund’s total assets would be invested in repurchase agreements at any one time, each such Fund (other than MML Large Cap Value) may invest not more than 10% of their respective total assets in such agreements. MML Large Cap Value only enters into repurchase agreements which are fully collateralized by government securities and thus is not limited as to the amount of total assets which it may invest in repurchase agreements. Under a repurchase agreement, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in U.S. Government securities and which meet the credit requirements set by MML Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. A repurchase agreement is considered to be a loan by a Fund for purposes of its investment restrictions, collateralized by the underlying security. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks.

While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s estate.

2.  Reverse Repurchase Agreements—MML Enhanced Index Core Equity, MML Inflation-Protected Bond, MML Blend, MML Large Cap Value, MML Small Cap Equity, MML Managed Bond, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may engage in reverse repurchase agreements, which are agreements in which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. Each such Fund will maintain a segregated account with its custodian which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described previously.

3.  Restricted and Illiquid Securities—Each Fund may invest no more than 15% (10% in the case of MML Money Market and MML Inflation-Protected Bond) of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provided that such securities are determined to be liquid by the Funds’ Board of Trustees or the Fund’s investment sub-adviser if such determination is pursuant to Board-approved guidelines.

Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the investment sub-advisers for the Funds’ portfolios. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the investment sub-adviser’s implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Funds’ investments could be impaired if trading does not develop or declines.

Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Funds’ portfolios (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exception of Rule 144A securities and commercial paper, the Funds generally do not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Funds may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time a Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund’s flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Funds may be underwriters as that term is defined in the Securities Act.

4.  Warrants and Rights—MML Large Cap Value, MML Small Cap Equity, MML Equity, MML Blend, MML Enhanced Index Core Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may each invest in warrants. A warrant typically gives the holder the right to purchase an underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment for the holder. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. MML Small Cap Equity may invest up to 5% of the value of its assets in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

These Funds may also invest in rights. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.

Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

5.  Foreign Securities—Generally, the Funds may invest not more than 10% of their respective net assets in the securities of foreign issuers (with the exception of MML Inflation-Protected Bond and MML Growth Equity), whether or not the securities are listed on a domestic or foreign exchange. If such investments are made by MML Managed Bond or MML Blend, it is presently expected that no more than 5% of the Fund’s respective net assets will be invested in such securities. Investments in Canadian securities are generally limited to 25% of a Fund’s net assets. MML Inflation-Protected Bond may not invest more than 20% of its net assets in the securities of foreign issuers whether or not the securities are listed on a domestic or foreign exchange. MML Growth Equity may invest not more than 35% of its net assets in the securities of foreign issuers whether or not the securities are listed on a domestic or foreign exchange. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts (ADRs), (ii) traded in the United States over-the-counter markets, or (iii) listed on a U.S. securities exchange.

MML Enhanced Index Core Equity, MML Inflation-Protected Bond, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity are permitted to invest in foreign securities, but generally intend to make such investments only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If these Funds’ securities are held abroad, the countries in which such securities may be held and the subcustodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, MML Enhanced Index Core Equity, MML Inflation-Protected Bond, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

MML Enhanced Index Core Equity, MML Large Cap Value, MML Growth Equity, MML Small Cap Equity, MML Small Cap Growth Equity, MML Small Company Opportunities and MML Emerging Growth also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and are evidence of ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

In making foreign investments, each Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their values will be affected favorably or unfavorably by changes in the strength of the U.S. dollar relative to other currencies as well as to other factors that affect securities prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include:

•	imposition of dividend or interest withholding or confiscatory taxes

•	higher brokerage costs

•	thinner trading markets, currency blockages or transfer restrictions

•	military coups or other adverse political or economic developments

•	applicability of less stringent regulation of foreign securities markets

•	the availability of less information about the issuer of the security in question

•	possible seizure, expropriation or nationalization of foreign assets

•	less government supervision and regulation of securities exchanges, brokers and listed companies

•	the difficulty of enforcing obligations in other countries

•	greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Foreign securities markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Funds are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.

Purchases of foreign securities are usually made in foreign currencies and, as a result, Funds investing in foreign securities may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Funds’ agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Funds’ ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant, political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. With regard to the actively-managed Funds, management seeks to mitigate the risks associated with these considerations through diversification and active professional judgment.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

6.  Lending Portfolio Securities—The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

(a)  the Fund must receive at least 100% cash collateral from the borrower;

(b)  the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;

(c)  the Fund must be able to terminate the loan at any time;

(d)  the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;

(e)  the Fund may pay only reasonable custodian fees in connection with the loan; and

(f)  while voting rights on the loaned securities may pass to the borrower, the Fund’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

In connection with its securities lending transactions, a Fund may return to the borrower or a third party unaffiliated with the Fund, and acting as a “placing broker,” a part of the interest earned from the investment of cash collateral received for securities loaned.

7.  Short Sales Against-the-Box—Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box.

8.  Money Market Instruments: Large Denominations—Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or more could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Funds, and in particular MML Money Market, limit the percentage of assets which may be invested in certain industries or in securities of any issuer. Accordingly, while MML Money Market has relatively small net assets and net cash flow from sales and redemptions of shares, it may be unable to invest in money market instruments paying the highest yield available at a particular time.

9.  MML Money Market Investments—For so long as MML Money Market values its portfolio instruments on the basis of amortized cost (see “Purchase, Redemptions and Pricing of Securities Being Offered”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. MML Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

MML Money Market’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

MML Money Market’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, an investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, MML Money Market would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of MML Money Market include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

10.  Other Short-Term Investments—MML Large Cap Value, MML Inflation-Protected Bond, MML Equity Index, MML Enhanced Index Core Equity, MML Growth Equity, MML OTC 100, MML Small Cap Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may invest, without restriction or limitation (except as specifically described below), in the following types of money market instruments:

U.S. Government Securities—Some U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are secured by the right of the issuer to borrow from the U.S. Treasury. Other U.S. Government securities are supported by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality. Other U.S. Government securities are supported only by the credit of the issuing agent or instrumentality. These securities bear fixed, floating or variable rates of interest. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

Bank Obligations—The Funds may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper—Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“S&P”), a division of The McGraw-Hill Companies, Inc., (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s or at least AA- by S&P, or (c) if unrated, determined by the investment sub-adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

MML Small Cap Equity will limit its investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar Obligations”) and U.S. branches of foreign banks (“Yankeedollar Obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar Obligations and Yankeedollar Obligations will not be acquired if, as a result, more than 25% of the Fund’s net assets would be invested in such obligations.

Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as domestic banks.

11.  Mortgage-Backed Securities and CMOs—The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates and decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent of the value of other debt securities, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

12.  Asset-Backed Securities—These securities are issued by trusts and special purpose entities. They are backed by pools of assets, such as automobile and credit-card receivables and home equity loans. Payments on the underlying obligations are passed through to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-

backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return, similar to prepayments of a pool of mortgage loans underlying mortgage-backed securities described above. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

13.  Lower Quality Debt Instruments and Preferred Stock—MML Managed Bond, MML Inflation-Protected Bond, MML Blend, MML Large Cap Value, MML Growth Equity, MML OTC 100, MML Small Cap Growth Equity and MML Emerging Growth may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P or Moody’s. MML Managed Bond may invest not more than 20% of its total invested assets in such investments and MML Blend may invest not more than 10% of its total assets in such investments. MML Inflation-Protected Bond may, but does not intend to, invest up to 20% of its total assets in such debt instruments. Lower quality debt instruments, which are also known as “junk bonds,” involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which the Funds seek to achieve their respective investment objectives and such investor’s ability to assume these risks before investing in the Funds.

14.  Exchange Traded Funds (ETFs)—These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

15.  Investment Basket—The Board of Trustees of MML Trust, notwithstanding any of the investment restrictions set forth in this SAI or those set forth in the Prospectus, except those imposed as a matter of law, may authorize one or more Funds to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs. The Board must determine that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-adviser. Moreover, at the time of making such an investment or entering into such transaction, such investments or instruments cannot account for more than 10% of the Fund’s total assets.

16.  Other Income-Producing Securities

Other types of income-producing securities that the Funds (other than MML Money Market) may purchase include, but are not limited to, the following, although the investment sub-adviser for MML Managed Bond and the Bond Segment of MML Blend will not purchase securities which require interest rate anticipation techniques:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

17.  Stock Index Futures—A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. MML Equity, MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of MML Blend and MML OTC 100 purchase and sell futures contracts on the relevant stock index for which it can obtain the best price with consideration also given to liquidity.

Using futures in anticipation of market transactions involves certain risks. Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

In connection with their futures transactions, MML Equity, MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of MML Blend and MML OTC 100 may be required to establish and maintain at the custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

18.  Trading Activity—It is the policy of MML Equity not to invest for the purpose of exercising management or control. It is also the policy of MML Equity not to engage in arbitrage activities. In seeking a high rate of return from interest income and capital appreciation as well as in seeking to preserve capital values, Babson intends to engage in the active management of MML Managed Bond’s portfolio. MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated from time to time that MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when management deems that such transactions will improve the yield or the quality of the portfolio.

The investment Sub-Advisers intend to use trading as a means of managing the portfolio of MML Inflation-Protected Bond, MML Blend, MML Managed Bond, MML Large Cap Value, MML Equity Index, MML Enhanced Index Core Equity, MML OTC 100, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity in seeking to achieve their investment objectives. Portfolio trading involves transaction costs, but will be engaged in when a Fund’s investment sub-adviser believes the result of the trading, net of transaction costs, will benefit the Funds.

19.  Dollar Roll Transactions—To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Inflation-Protected Bond, MML Blend, MML Growth Equity, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Emerging Growth and MML Small Cap Growth Equity may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

Each Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

III.    INVESTMENT RESTRICTIONS

The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund.

    MML Equity, MML Money Market, MML Managed Bond and MML Blend will not:

1.  Make an investment in the securities of any issuer if such investment when made would cause more than 5% of the value of the total assets of the Fund to be invested in such securities (other than U.S. Government securities), or, in the case of MML Equity, would cause more than 10% of the outstanding securities of any class of such issuer to be held by MML Equity;

2.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts (see “Investment Practices of the Funds and Related Risks—Derivatives”);

3.  Purchase commodities or commodity contracts, except to the extent that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may enter into financial futures contracts (see the Prospectus and “Investment Practices of the Funds and Related Risks—Derivatives”);

4.  Purchase the securities of companies which (including predecessors) are less than three years old, if such purchase would cause more than 5% of the value of the total assets of the Fund to be invested in such companies;

5.  Hold more than 10% of the voting securities of any one company;

6.  Purchase or hold the securities of any company, if to the knowledge of the Board of Trustees of MML Trust, persons who are officers or directors of MassMutual or officers or Trustees of MML Trust, and who individually own more than  1/2 of 1% of the securities of that company, together own more than 5% of such securities;

7.  Make short sales of securities;

8.  Write, purchase or sell puts, calls or combinations thereof, except each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may write call options on the securities in its portfolio and enter into closing purchase transactions with respect thereto (see “Investment Practices of the Funds and Related Risks—Derivatives—Call and Put Options”);

9.  Make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual;

10.  Purchase or sell real estate or interests in real estate, although it may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

11.  Invest in securities of other investment companies, except (A) as part of a merger, consolidation or other corporate acquisition, or (B) by purchases in the open market at no more than customary brokers’ commissions, as a result of which not more than 5% of the value of the total assets of the Fund would be so invested and no more than 3% of the total outstanding voting stock of any one investment company would be held;

12.  Participate in the underwriting of securities, except to the extent that each Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

13.  Make loans, except (i) through the acquisition of bonds, debentures, notes or other evidences of indebtedness in which the Fund is authorized to invest, (ii) in the case of MML Money Market, MML Managed Bond and MML Blend, through repurchase agreements (repurchase agreements of each such Fund maturing in more than seven days not to exceed 10% of the value of the total assets of such Fund), (iii) in the case of MML Managed Bond, through the lending of portfolio securities with respect to not more than 10% of the total assets of the fund taken at current value, and (iv) in the case of MML Equity and MML Blend, through the lending of portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value. (The present intention is that securities loans would be made to broker-dealers only pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays the Fund an amount equal to any interest or dividends on the securities lent. The Fund also receives a portion of the interest on the securities purchased with the cash collateral (high-grade interest-bearing short-term obligations), or a fee from the borrower. Although voting rights, or rights to consent, with respect to the securities lent pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order to vote the securities on a material event affecting the investment. Such loans may also be called in order to sell the securities involved);

14.  Issue senior securities, except to evidence permitted borrowings;

15.  Pledge or mortgage assets at market to an extent greater than 15% of the total assets of the Fund taken at cost;

16.  Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions and in reverse repurchase agreements, provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund’s borrowings (including all obligations under financial futures contracts on debt obligations; or

17.  Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)  In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers’ acceptances.

(b)  MML Money Market, MML Managed Bond and the Bond Segment of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Fund’s total assets in either the electric utility or telephone industries.

    MML Equity Index Fund, MML OTC 100 Fund and MML Small Company Opportunities Fund

The following is a description of certain restrictions on investments of MML Equity Index, MML OTC 100 and MML Small Company Opportunities which may not be changed without a vote of a majority of the outstanding shares of a Fund. Each of these Funds will not:

1.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that the Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts;

2.  Purchase commodities or commodity contracts, except to the extent that the Fund may enter into futures contracts, as described in the Prospectus and this Statement of Additional Information;

3.  Borrow money or pledge, mortgage or hypothecate its assets, except (i) in connection with entering into futures contracts and (ii) temporary or emergency purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund’s asset;

4.  Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so-called “restricted securities”). The Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund’s total assets;

5.  Write, purchase or sell puts, calls or combinations thereof;

6.  Make loans to any officer, Trustee or employee of MML Trust or to any officer, director or employee of MassMutual, or to MassMutual;

7.  Purchase or sell real estate or interests in real estate, although the Fund may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

8.  Purchase securities of investment companies except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”);

9.  Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated;

10.  Make loans, except through the acquisition of bonds, debentures, notes, commercial paper, bankers’ acceptances or other evidences of indebtedness in which the Fund is authorized to invest. However, the Fund may lend portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value; or

11.  Issue senior securities, except to evidence borrowings permitted by investment restriction (3) described above.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Funds may not sell securities short, but reserve the right to sell securities short against the box. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MML Inflation-Protected Bond Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Emerging Growth Fund and MML Small Cap Growth Equity Fund

Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity. The following is a description of certain restrictions on investments of MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity. Each of these Funds will not:

1.  Purchase any security (other than U.S. Treasury securities or U.S. Government securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer.

2.  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund’s assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending arrangements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

3.  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

4.  Make short sales, except for sales “against-the-box.”

5.  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

6.  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

7.  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

8.  Make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

9.  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contract, reverse repurchase agreements and securities lending.

10.  Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund’s assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity may each (1) engage in hedging transactions, techniques and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of that Fund and has adopted reasonable guidelines for use by that Fund’s investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of that Fund’s total assets.

In addition to the fundamental investment restrictions of MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity described above and those contained in the Prospectus, the Trustees of MML Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of these Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and guidelines, MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML

Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity may not:

1.  Invest for the purpose of exercising control over, or management of, any company.

2.  Invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment sub-advisers or affiliates thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

IV.    MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of which must not be “interested persons,” as defined in the 1940 Act, of MML Trust. The Board of Trustees of MML Trust is generally responsible for management of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Funds, approve contracts and authorize MML Trust officers to carry out the decisions of the Board. As Adviser and Sub-Advisers to the Funds, respectively, Mass Mutual, Babson, MFS, Wellington Management, Waddell & Reed, Davis, RS, Northern Trust and Alliance Capital may be considered part of the management of the Trust. The Trustees and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow 1295 State Street Springfield, MA 01111 Age: 71 Trustee since 1993 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard H. Ayers 1295 State Street Springfield, MA 01111 Age: 60 Trustee since 1999 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Mary E. Boland 1295 State Street Springfield, MA 01111 Age: 63 Trustee since 1973 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth, Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

David E. A. Carson 1295 State Street Springfield, MA 01111 Age: 68 Trustee since 1999 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

Retired; Chairman and Chief Executive Officer (1997-2000), President and Chief Executive Officer (1985-1997), People’s Bank; Director, United Illuminating Co. (electric utility); Trustee (since 1991), American Skandia Trust and American Skandia Advisor Funds (open-end investment companies); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard W. Greene 1295 State Street Springfield, MA 01111 Age: 67 Trustee since 1999 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

Retired, Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Beverly L. Hamilton 1295 State Street Springfield, MA 01111 Age: 56 Trustee since 1999 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

President, ARCO Investment Management Co. (1991-2000); Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 2001), The California Endowment; Trustee (since 2002), Community Hospital of the Monterey Peninsula; Trustee (since 2002), Board II Oppenheimer Funds; Investment Advisory Committees of Rockefeller Foundation, Unilever (Holland) Pension Fund, CFSB Sprout, University of Michigan endowment and Hartford Hospital; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

F. William Marshall, Jr. 1295 State Street Springfield, MA 01111 Age: 61 Trustee since 1996 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Interested Trustees*

Stuart H. Reese 1295 State Street Springfield, MA 01111 Age: 48 Trustee since 1999 Trustee of 39 portfolios in fund complex	Chairman and Trustee of MML Trust

Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), President and Chief Executive Officer (1999-2001), David L. Babson & Company Inc. (investment adviser); Chairman (since 1999), President (1995-1999), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1994), Merrill Lynch Derivative Products; Chairman (since 1999), Director (since 1996), Antares Capital Corporation (finance company); Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and Trustee (since 1999), MassMutual Institutional Funds (open-end investment company).

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 56 Trustee since 2001 Trustee of 39 portfolios in fund complex	Trustee and President of MML Trust

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), Vice President (1999-2001), MassMutual Institutional Funds (open-end investment company).

*	Trustee who is an “interested person” of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act. Such Trustees are “interested” due to their employment with MassMutual.

Robert E. Joyal 1295 State Street Springfield, MA 01111 Age: 58 Trustee since 2003 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

Retired as of June 1, 2003; President (2001-2003), Director (2000-2003) and Managing Director (2000-2001), David L. Babson & Company Inc.; Executive Director (1997-1999), Vice President and Managing Director (1987-1997), Massachusetts Mutual Life Insurance Company; Director (since 1996), Antares Leverage Capital Corp.; Director (since 1996), MassMutual High Yield Partners II, LLC; Director (since 1999), MassMutual Corporate Value Partners Limited; President (since 1999), MassMutual Corporate Investors (closed-end investment company); President (since 1999), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Institutional Funds (open-end investment company).

Principal Officers

James S. Collins 1295 State Street Springfield, MA 01111 Age: 45	Chief Financial Officer and Treasurer of MML Trust

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MassMutual Institutional Funds (open-end investment company).

David W. O’Leary 1295 State Street Springfield, MA 01111 Age: 42	Vice President of MML Trust

Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.

Vernon J. Meyer 1295 State Street Springfield, MA 01111 Age: 38	Vice President of MML Trust

Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Thomas M. Kinzler 1295 State Street Springfield, MA 01111 Age: 47	Vice President and Secretary of MML Trust

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996), Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MassMutual Institutional Funds (open-end investment company).

The Trustees and officers of MML Trust named above, as a group, did not own shares of any series of MML Trust.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

MML Trust’s Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Board of Trustees had four regularly scheduled meetings in 2002.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2002, the Audit Committee met twice.

The Trust has a Nominating and Board Affairs Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating and Board Affairs Committee but rather meetings are held as appropriate. The Nominating and Board Affairs Committee met twice during 2002. The Nominating and Board Affairs Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating and Board Affairs Committee also reviews on a periodic basis the governance structures and procedures of the Funds and reviews proposed resolutions of conflicts of interest that may arise in the business of the Trust and which may have an impact on the shareholders of the Trust. The Nominating and Board Affairs Committee may, from time to time, review the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2002. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents of the Trust and Mr. Joyal. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating and Board Affairs Committee, the Contract Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to non-interested Trustees of MML Trust during the 2002 fiscal year. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the non-interested Trustees also serves as a Trustee of one other registered investment company managed by MassMutual, MassMutual Institutional Funds.

Name/Position	Aggregate Compensation From MML Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from MML Trust and Fund Complex
Ronald J. Abdow	$23,500		$66,000
Trustee
Richard H. Ayers	$26,500		$54,000
Trustee
Mary E. Boland		$29,890	$60,969
Trustee
David E. A. Carson	$23,500		$48,000
Trustee
Richard W. Greene	$26,500		$54,000
Trustee
Beverly L. Hamilton		$27,072	$113,659
Trustee
F. William Marshall, Jr.	$23,500		$138,124
Trustee
Charles J. McCarthy*.	$15,000		$30,000
Trustee

*	Retired as of April 29, 2002.

V.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

MassMutual, MML Bay State and C.M. Life Insurance Company (“C.M. Life”) were the record owners of all of the outstanding shares of each series of MML Trust as of April 1, 2003 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of MML Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111.

VI.    INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment adviser to each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the “Management Agreements”). Under the Management Agreements, other than for MML Equity Index and MML Managed Bond which are substantially identical, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment subadvisory agreements (the “Subadvisory Agreements”).

Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate, for each of MML Money Market, MML Managed Bond, MML Blend and MML Equity, of .50% of the first $100 million of the average daily net assets of each Fund, .45% of the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million. For the Management Agreement relating to MML Inflation-Protected Bond, MassMutual is paid a quarterly fee at the annual rate of .60% of the first $100 million of the average daily net assets of the Fund, .55% of the next $200 million, .50% of the next $200 million and .45% of any excess over $500 million. For the Management Agreement relating to MML Large Cap Value, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $100 million of the average daily net assets of the Fund, .75% on the next $400 million and .70% on assets over $500 million. MassMutual is paid a quarterly fee at the annual rate of .10% of the average daily net assets of MML Equity Index. MassMutual is paid a quarterly fee at the annual rate of .55% of the average daily net assets of MML Enhanced Index Core Equity. For the Management Agreement relating to MML Growth Equity, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $300 million of the average daily net assets of the Fund, .77% on the next $300 million, .75% on the next $300 million, .72% on the next $600 million and .65% on assets over $1.5 billion. For the Management Agreement relating to MML OTC 100, MassMutual is paid a quarterly fee at the annual rate of .45% on the first $200 million of the average daily net assets of the Fund, .44% on the next $200 million and .42% on assets over $400 million. MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net assets of MML Small Cap Equity, .60% of the next $100 million, .55% of the next $300 million and .50% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of 1.05% of the average daily net assets of MML Small Company Opportunities. For the Management Agreement relating to MML Small Cap Growth Equity, MassMutual is paid a quarterly fee at the annual rate of 1.075% on the first $200 million of the average daily net assets of the Fund, 1.050% on the next $200 million, 1.025% on the next $600 million and 1.000% on assets over $1 billion. For the Management Agreement relating to MML Emerging Growth, MassMutual is paid a quarterly fee at the annual rate of 1.05% on the first $200 million of the average daily net assets of the Fund, 1.00% on the next $200 million and .95% on assets over $400 million.

MassMutual has agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% (no waiver is anticipated for MML Equity Index Class I, and .05% for MML Equity Index Class III) of average daily net asset value through April 30, 2004 (in excess of .16% through April 30, 2004 for MML Equity Index Class II). This agreement cannot be terminated unilaterally by MassMutual. For the period ended December 31, 2002, MassMutual paid $29,636 for MML Inflation-Protected Bond, $2,149 for MML Large Cap Value, $28,897 for MML Enhanced Index Core Equity, $49,868 for MML Growth Equity, $37,941 for MML OTC 100, $6,478 for MML Small Cap Equity, $25,981 for MML Small Company Opportunities, $19,384 for MML Small Cap Growth Equity and $54,714 for MML Emerging Growth.

The Management Agreements except for the management agreement with respect to MML Equity Index also provide that MassMutual will perform all administrative functions relating to the Fund. With respect to each of the other Funds except MML Managed Bond, MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses. The Management Agreement relating to MML Managed Bond provides that MassMutual will perform all administrative functions relating to that Fund and will bear all expenses of that Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as described in the 1940 Act or advisers of the Trust; and (5) fees of the Fund’s independent certified public accountants.

MassMutual provides administrative and shareholder services to MML Equity Index under a separate Administrative and Shareholder Services Agreement pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to such Administrative and Shareholder Services Agreement. The Trust, on behalf of MML Equity Index, pays MassMutual an administrative services fee monthly at an annual rate, for Class I shares, .30% on the first $100 million of the average daily net assets of the Class I shares, .28% on the next $150 million, and .26% on assets over $250 million; for Class II shares, .19% of the average daily net assets of the Class II shares; and for Class III shares, an amount not to exceed .05% of the average daily net assets of the Class III shares. The Administrative and Shareholder Services Agreement was effective May 1, 2000.

The net asset values of the Funds at December 31, 2002 and the investment management fees each paid during the past three years were:

Fund	Net Assets Dec. 31, 2002	Investment Management Fees
		2002	2001	2000
MML Money Market Fund	$192,251,953	$946,445	$942,530	$890,213
MML Inflation-Protected Bond Fund***	10,789,675	20,666	N/A	N/A
MML Managed Bond Fund	386,227,290	1,542,682	1,206,706	1,047,744
MML Blend Fund	1,048,440,713	4,771,610	6,039,718	8,002,896
MML Equity Fund	1,155,239,627	5,327,932	6,970,178	8,621,402
MML Large Cap Value Fund *	33,918,528	315,206	195,597	68,061
MML Equity Index Fund	299,466,000	324,719	194,087	254,536
MML Enhanced Index Core Equity Fund **	9,666,425	55,458	36,765	N/A
MML Growth Equity Fund	16,568,130	235,483	362,539	391,999
MML OTC 100 Fund *	4,095,768	32,871	37,190	30,099
MML Small Cap Equity Fund	61,508,189	410,410	308,881	197,741
MML Small Company Opportunities Fund **	23,203,293	204,131	81,542	N/A
MML Small Cap Growth Equity Fund	26,784,462	390,192	608,745	729,421
MML Emerging Growth Fund *	4,332,977	96,426	110,810	77,757

*	MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund commenced operations on May 1, 2000.
**	MML Enhanced Index Core Equity Fund and MML Small Company Opportunities commenced operations on May 1, 2001.
***	MML Inflation-Protected Bond Fund commenced operations on August 30, 2002.

The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days’ written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual’s control of the initials “MML” and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Each Management Agreement provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial “MML” is withdrawn from the Fund by MassMutual.

David L. Babson & Company Inc.

Pursuant to investment sub-advisory agreements between MassMutual and Babson, Babson serves as investment sub-adviser to MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, a portion of MML Equity, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Small Company Opportunities and MML Blend, and provides day-to-day management of these Funds’ investments. Babson is located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield, Massachusetts 01111. Babson is a wholly-owned subsidiary of DLB Acquisition corporation, an indirect controlled subsidiary of MassMutual.

MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of MML Money Market, .08% of the average daily net assets of MML Inflation-Protected Bond, .10% of the average daily net assets of MML Managed Bond and .09% of the average daily net assets of the Money Market and Managed Bond Segments of MML Blend. MassMutual pays Babson a fee equal to an annual rate of .13% of the average daily net asset value of the portion of MML Equity that Babson manages, .13% of the average daily net asset value of the Equity Segment of MML Blend, .25% of the average daily net asset value of MML Small Cap Equity, .25% of the average daily net asset value of MML Enhanced Index Core Equity, and .75% of the average daily net asset value of MML Small Company Opportunities, as of the close of each business day. Additionally, Babson agrees to assume the expenses associated with fund accounting for MML Equity, MML Small Cap Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities and the Equity Segment of MML Blend; Babson has no responsibility for providing such fund accounting services, however.

For the last three fiscal years, MassMutual paid to Babson the following amounts for providing investment sub-advisory services:

Fund	2002	2001	2000
MML Money Market Fund	$99,605	$99,170	$93,290
MML Inflation-Protected Bond Fund**	2,709	N/A	N/A
MML Managed Bond Fund	335,671	257,046	222,945
MML Blend Fund	1,388,479	1,858,485	2,507,337
MML Equity Fund	1,648,268	2,421,781	3,039,154
MML Enhanced Index Core Equity Fund*	24,785	15,944	N/A
MML Small Cap Equity Fund	157,850	118,800	74,019
MML Small Company Opportunities Fund*	126,864	48,692	N/A

*	MML Enhanced Index Core Equity and MML Small Company Opportunities commenced operations on May 1, 2001.
**	MML Inflation-Protected Bond commenced operations on August 30, 2002.

MassMutual’s Sub-Advisory Agreements with Babson will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of a Fund sub-advised by Babson. Babson provides investment sub-advisory services to MassMutual Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Core Value Equity Fund, MassMutual Small Cap Equity Fund and MassMutual Balanced Fund, all series of MassMutual Institutional Funds, another registered, open-end investment company for which MassMutual serves as investment adviser.

Alliance Capital Management L.P.

Alliance Capital, together with Babson, acts as a sub-adviser for MML Equity. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio, but not necessarily equal weighted. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30.7% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). As of December 31, 2002, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units, representing an approximate 55.7% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

MassMutual’s sub-advisory agreement with Alliance Capital will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of MML Equity. Alliance Capital also provides investment sub-advisory services for MassMutual Core Value Equity Fund and MassMutual Large Cap Growth Fund, series of MassMutual Institutional Funds, an open-end investment company for which MassMutual serves as investment adviser.

Massachusetts Financial Services Company

MassMutual has also entered into an investment sub-advisory agreement with MFS pursuant to which MFS serves as MML Growth Equity’s investment sub-adviser, providing day-to-day management of the Fund’s investments. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116-3741. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). MFS managed approximately $112.5 billion in assets as of December 31, 2002.

MassMutual’s sub-advisory agreement with MFS will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of MML Growth Equity. MFS also provides investment sub-advisory services for MassMutual Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual serves as investment adviser.

Wellington Management Company, LLP and Waddell & Reed Investment Management Company

MassMutual has also entered into investment sub-advisory agreements with Wellington Management and Waddell & Reed pursuant to which each serves as investment sub-adviser for a portion of the investments of MML Small Cap Growth Equity. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Wadell & Reed is located at 6300 Lamar, Overland Park, Kansas 66202-4247. As of December 31, 2002, Wellington Management managed approximately $302 billion in assets. Waddell & Reed had over $26 billion in assets under management.

Wellington Management and Waddell & Reed both act as sub-adviser for MML Small Cap Growth Equity. Each sub-adviser manages a portion of the net assets of the Fund’s portfolio. MassMutual’s sub-advisory agreements with Wellington Management and Waddell & Reed will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of MML Small Cap Growth Equity. Wellington Management and Waddell & Reed both provide sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

Northern Trust Investments, Inc.

MassMutual has also entered into investment sub-advisory agreements with Northern Trust Investments, Inc. (“Northern Trust”), pursuant to which, Northern Trust serves as investment sub-adviser to the MML Equity Index Fund and MML OTC 100 Fund, providing day-to-day management of each Fund’s investments. Northern Trust, located at 50 South LaSalle Street, Chicago, Illinois 60675, is a subsidiary of The Northern Trust Company (“TNTC”). Northern Trust is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2002, Northern Trust had approximately $133.5 billion of assets under management.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. MassMutual’s sub-advisory agreements with Northern Trust will terminate automatically upon their assignment or upon the termination of the respective Management Agreements or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund. Northern Trust also provides investment sub-advisory services for the MassMutual Indexed Equity Fund and the MassMutual OTC 100 Fund, each of which are series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

Davis Selected Advisers, L.P.

MassMutual has also entered into an investment sub-advisory agreement with Davis Selected Advisers, L.P. (“Davis”) pursuant to which Davis serves as investment sub-adviser to MML Large Cap Value, providing day-to-day management of the Fund’s investments. Davis, which is controlled by Davis Investments, LLC, is located at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706. As of December 31, 2002, Davis had over $33.6 billion in assets under management, of which approximately $26.7 billion was in similarly managed registered investment companies.

MassMutual’s sub-advisory agreement with Davis will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of the Fund. Davis also provides investment sub-advisory services for the MassMutual Large Cap Value Fund, a series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

RS Investment Management, L.P.

MassMutual has also entered into an investment sub-advisory agreement with RS Investment Management (“RS”) pursuant to which RS serves as investment sub-adviser to MML Emerging Growth, providing day-to-day management of the Fund’s investments. RS, which is part of the RS Investment Management Company LLC organization, is located at 388 Market Street, San Francisco, California 94111. As of December 31, 2002, RS had approximately $4.3 billion in assets under management.

MassMutual’s sub-advisory agreement with RS will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of the Fund. RS also provides investment sub-advisory services for the MassMutual Emerging Growth Fund, a series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

MassMutual is ultimately responsible for providing investment advice to these Funds and will continue to provide administrative and non-investment advisory services to the Funds.

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Fund	2002	2001		2000
MML Equity Fund *	$271,657	$	N/A	$	N/A
MML Large Cap Value Fund **	128,145		80,050		27,246
MML Equity Index Fund	30,632		18,606		19,358
MML Growth Equity Fund	111,017		167,830		182,506
MML OTC 100 Fund **	3,581		4,021		3,242
MML Small Cap Growth Equity Fund	223,862		335,640		368,716
MML Emerging Growth Fund **	56,475		63,558		43,550

*	Represents fees paid to Alliance Capital since February 20, 2002.
**	MML Large Cap Value, MML OTC 100 and MML Emerging Growth commenced operations on May 1, 2000.

At a meeting held on February 3, 2003, the Trustees of the Trust considered a wide range of information about, among other things:

•	each Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory or sub-advisory agreement;

•	the scope and quality of the services that each Sub-Adviser will provide to the relevant Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•	the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers;

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•	the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser.

After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to reapprove the continuance of each management and sub-advisory agreement.

Securities held by the Funds are also frequently held by the sub-advisers in their investment accounts and/or by other investment clients for which the sub-advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust’s management that such execution advantage and the desirability of retaining the sub-advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Other service providers of the Funds are as follows:

•	Deloitte & Touche LLP, located at Two World Financial Center, New York, New York 10281, the independent accountant for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

•	Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for each of the Fund’s investments. As custodian, IBT has custody of each Fund’s securities and maintains certain financial and accounting books and records. As custodian, IBT does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

CODES OF ETHICS

MML Trust, MassMutual, Babson, Northern Trust, MFS, Davis, RS, Wellington Management, Waddell & Reed and Alliance Capital have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

VII.    BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Large Cap Value Fund, MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Small Company Opportunities Fund, MML Emerging Growth Fund and MML Small Cap Growth Equity Fund.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Fund’s investment sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund’s investment sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Fund’s investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction. The investment sub-adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investments sub-adviser’s overall responsibilities to MML Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

By virtue of the Sub-Advisory Agreements, Babson is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Enhanced Index Core Equity, MML Equity, MML Small Cap Equity and MML Small Company Opportunities; MFS is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Growth Equity; Wellington Management and Waddell & Reed are subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Small Cap Growth Equity; Davis is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Large Cap Value; RS is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Emerging Growth; and Alliance Capital is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Equity.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to a Fund’s investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by MML Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of an investment sub-adviser’s clients and not solely or necessarily for the benefit of MML Trust. The investment sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment sub-adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent MML Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-advisor in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment sub-adviser’s in carrying out its obligations to MML Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000. MML Money Market and MML Inflation-Protected Bond did not incur any brokerage commissions during these periods.

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2000
MML Managed Bond Fund	$1,600	$0	$0
MML Blend Fund	1,360,226	2,230,801	3,995,638
MML Equity Fund	3,591,215	4,931,043	5,109,509
MML Large Cap Value Fund*	35,737	33,762	16,310
MML Equity Index Fund	42,596	24,716	39,250
MML Enhanced Index Core Equity Fund**	16,588	17,704	N/A
MML Growth Equity Fund	187,537	224,870	175,675
MML OTC 100 Fund*	9,814	4,903	3,423
MML Small Cap Equity Fund	107,494	96,480	72,832
MML Small Company Opportunities Fund**	75,027	18,342	N/A
MML Small Cap Growth Equity Fund	90,014	138,857	57,611
MML Emerging Growth Fund*	74,998	18,256	12,394

	$5,592,846	$7,739,734	$9,482,642

*	Commencement of operations May 1, 2000
**	Commencement of operations May 1, 2001

MML Trust paid aggregate brokerage commissions to Jefferies & Co. (“Jefferies”) of $162,197 in 2000, $234,684 in 2001 and $118,015 in 2002. Jeffries is a wholly-owned subsidiary of a company for which one Trustee serves as a director.

MML Equity Index Fund and MML OTC 100 Fund

MML Equity Index and MML OTC 100 Fund have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Each Fund’s Investment Management Agreement with MassMutual provides that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of these Funds and their investment sub-adviser, in placing brokerage transactions, is to seek best execution by responsible brokerage firms at reasonably competitive commission rates. The investment sub-adviser will not consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Funds.

By virtue of the Sub-Advisory Agreements, Northern Trust is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Investment Management Agreement with the Funds. The investment sub-adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the investment sub-adviser. The primary consideration is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The investment sub-adviser attempts to achieve these results by choosing brokers to execute transactions based on (1) their professional capabilities (including use of capital, clearance and settlement procedures, and participation in underwriting and corporate finance issues), (2) the value and quality of their services and (3) the comparative brokerage commission rates which they offer.

Portfolio turnover will result from changes in the composition of each Index which each Fund seeks to follow and from purchases and redemptions of Fund shares and the reinvestment of Fund dividends. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the investment sub-adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MML Trust.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker, to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Except in the case of equity securities purchased by MML Equity Index, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased from or sold to dealers serving as market makers for the securities at a net price. MML Equity Index may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve a brokerage commission. The cost of a Fund’s investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Purchase and sale orders of the securities held by the Fund may be combined with those of other investment companies and accounts which attempt to track an equity index that the investments sub-adviser manages, and for which it has brokerage placement authority, in the interest of seeking the best overall terms. When the investment sub-adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by it, the investment sub-adviser undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with MML Equity Index and MML OTC 100, such as MassMutual, Northern Trust and, in some cases, their affiliates, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

VIII.    CAPITAL SHARES

MML Trust is a “series” company. To date, shares of fourteen (14) series (i.e., investment portfolios) have been authorized, which constitute the interests in the Funds described in this Statement of Additional Information. Under MML Trust’s Declaration of Trust, however, the Board of Trustees is authorized to create new series in addition to the Funds without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

The Trustees and shareholders of MML Equity Index have approved an amendment to the Trust’s Declaration of Trust to permit the Trustees to create one or more classes of shares of MML Equity Index.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust’s Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series’ shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, or with respect to MML Equity Index, one or more classes of shares, then only shareholders of such series, or class in the case of MML Equity Index shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

IX.    PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust’s Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The NAV of each Fund’s shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of MML Money Market Fund to maintain a per share NAV of $1.00, although this cannot be assured.

Except as to MML Money Market, the manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When a Fund enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

MML Money Market Fund

MML Money Market’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of MML Money Market’s portfolio instruments based upon their amortized cost and the concomitant maintenance of MML Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, MML Money Market’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of MML Money Market’s portfolio holdings to determine the extent of any deviation in MML Money Market’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

X.    TAX STATUS

It is the policy of each of the Funds to comply, and in 2002 each of the Funds did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes on income and gain it distributes to the separate investment accounts that invest in the Funds, each Fund must, among other things:

1.  derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

2.  diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and

3.  distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require each of the Fund’s assets to be diversified so that no single investment represents more than 55% of the value of the Fund’s total assets, no two investments represent more than 70% of the Fund’s total assets, no three investments represent more than 80% of the Fund’s total assets and no four investments represent more than 90% of the Fund’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). MML Trust intends to comply with these diversification requirements.

XI.    CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of each of the Funds to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund’s assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

Pursuant to the Taxpayer Relief Act of 1997 (the “1997 Act”), new “constructive sale” provisions apply to activities by the Funds which lock-in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

XII.    INVESTMENT PERFORMANCE

MML Money Market may advertise investment performance figures, including its yield and its effective yield. MML Money Market’s yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund’s effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

MML Equity, MML Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Large Cap Value, MML OTC 100, MML Equity Index, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may advertise investment performance figures, including yield. Each Fund’s yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a-b) + 1)6-1]

        cd

Where:	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements, if any).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	the maximum offering price (which is the net asset value) per share on the last day of the period.

Each of the Funds may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1 + T)n = ERV

Where:	P =	a hypothetical initial payment of $1,000.
	T =	average annual total return.
	n =	number of years.
	ERV =	ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

	Average Annual Total Returns
	One Year	Five Years	Ten Years or Since Inception
MML Money Market Fund†	1.29%	4.17%	4.32%
MML Inflation-Protected Bond Fund******	N/A	N/A	3.17%
MML Managed Bond Fund	8.40%	6.66%	7.22%
MML Blend Fund	-11.53%	-1.33%	5.97%
MML Equity Fund	-19.55%	-4.64%	6.19%
MML Large Cap Value Fund***	-16.23%	N/A	-10.82%
MML Equity Index Fund
Class I#	-22.46%	-1.04%	2.60%
Class II***	-22.29%	N/A	-16.21%
Class III***	-22.18%	N/A	-16.16%
MML Enhanced Index Core Equity Fund*****	-21.80%	N/A	-17.42%
MML Growth Equity Fund**	-27.80%	N/A	-10.84%
MML OTC 100 Fund***	-37.68%	N/A	-40.07%
MML Small Cap Equity Fund*	-11.84%	N/A	-2.91%
MML Small Company Opportunities Fund****	-6.34%	N/A	1.63%
MML Small Cap Growth Equity Fund**	-25.94%	N/A	-2.18%
MML Emerging Growth Fund***	-42.44%	N/A	-32.21%

†	The yield for the seven day period ended December 31, 2002 was 0.94%.
#	Commencement of operations May 1, 1997
*	Commencement of operations June 1, 1998
**	Commencement of operations May 3, 1999
***	Commencement of operations May 1, 2000
****	Commencement of operations May 1, 2001
*****	Commencement of operations May 2, 2001
******	Commencement of operations August 30, 2002

	Cumulative Total Return
	One Year	Ten Years or Since Inception
MML Money Market Fund	1.29%	52.63%
MML Inflation-Protected Bond Fund******	N/A	3.17%
MML Managed Bond Fund	8.40%	100.84%
MML Blend Fund	-11.53%	78.57%
MML Equity Fund	-19.55%	82.32%
MML Large Cap Value Fund***	-16.23%	-26.36%
MML Equity Index Fund
Class I#	-22.46%	15.69%
Class II***	-22.29%	-37.64%
Class III***	-22.18%	-37.56%
MML Enhanced Index Core Equity Fund*****	-21.80%	-27.33%
MML Growth Equity Fund**	-27.80%	-34.33%
MML OTC 100 Fund***	-37.68%	-74.53%
MML Small Cap Equity Fund*	-11.84%	-12.68%
MML Small Company Opportunities Fund****	-6.34%	2.73%
MML Small Cap Growth Equity Fund**	-25.94%	-7.75%
MML Emerging Growth Fund***	-42.44%	-64.60%

# Commencement	of operations May 1, 1997
*	Commencement of operations June 1, 1998
**	Commencement of operations May 3, 1999
***	Commencement of operations May 1, 2000
*****	Commencement of operations May 2, 2001
******	Commencement of operations August 30, 2002

XIII.    EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to MML Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2002 and are incorporated herein by reference in reliance on the report of Deloitte & Touche, LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2002 is available, without charge, upon request by calling 1-888-309-3539.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated May 14, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund shall be bound.

APPENDIX

SECURITIES RATINGS

This is a description of Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) commercial paper and bond ratings:

I.    Commercial Paper Ratings:

S&P Commercial Paper Ratings—are graded into four categories, ranging from ‘A’ for the highest quality obligations to ‘D’ for the lowest. ‘A’ Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

“A-1”:    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

“A-2”:    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

Moody’s Commercial Paper Ratings—employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Prime-1:    Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:    Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II.    Bond Ratings

S&P describes its four highest ratings for corporate debt as follows:

A:	AAA	—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA	—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B:	BBB

—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.